SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 22, 1998
                                 Date of Report
                        (Date of Earliest Event Reported)

                           OLYMPUS M.T.M. CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

               UTAH                0-16665              87-0426358
          (State or other (Commission File No.) (IRS Employer I.D. No.) Jurisdiction)

                        2455 East Sunrise Blvd, Suite 401
                            Ft. Lauderdale, FL 33304
                    (Address of Principal Executive Offices)


                          Registrant's Telephone Number
                                 (888) 522-0958


                         5525 South 900 East, Suite 110
                            Salt Lake City, UT 84117
          (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     (a) Pursuant to an Agreement and Plan of Reorganization dated June 22, 1998 (the "Plan"), between the Registrant; The Internet Advisory Corporation, a Florida corporation ("IAC"); and the stockholders of IAC, as listed on Exhibit A of the Plan, (sometimes collectively called the "IAC Stockholders"), the IAC Stockholders became the controlling stockholders of the Registrant in a transaction viewed as an asset purchase. The Plan will be treated as a purchase of IAC for accounting purposes, and the effective date of the Plan was June 22, 1998.

     The Plan was adopted, ratified and approved by a quorom of the Board of Directors of the Registrant, and by the unanimous consent of the Board of Directors and the majority (greater than 80%, as qualified by Section 1.7 of the "Plan" incorporated herein) of the IAC Stockholders.

     The source of the consideration used by the IAC Stockholders to acquire their respective interest in the Registrant was the exchange of 100% of the assets and liabilities of IAC for 6,000,000 "unregistered" and "restricted" shares of $0.001 par value common stock of the Registrant, pursuant to the Plan.

          The basis of the "control" by the IAC Stockholders is stock ownership. See the table below under Paragraph (b) of this Item.

         The former principal stockholder of the Registrant and the number of pre-Plan shares owned and the percentage of ownership of such outstanding voting securities of the Registrant prior to the completion of the Plan was Jenson Services, Inc., consultant to the Registrant, 936,350 shares or 77.9%, as reported in the Registrant's 10-QSB Quarterly Report for the quarter ended May 31, 1998, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference, with the exception of 300,000 "unregistered" and "restricted" shares issued after the filing of the aforementioned 10-QSB. See Item 7.

          Pursuant to the Plan, the Registrant was required:

     1. To issue 6,000,000 "unregisterd" and "restricted" shares of $0.001 par value common stock as the sole consideration for the assets of IAC and the assumption of its liabilities;

     2. Following resignations, in seriatim, of the directors and executive officers of the Registrant, to designate and elect, in seriatim, Jeffrey Olweean, Nicole Leigh and Barbara Fytton, as directors and executive officers of the Registrant, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignations or terminations. Resumes of these persons are included below under the caption "Management" of Item 2.

     Taking into account the shares issued to the IAC Stockholders, and the pre-Plan outstanding shares of common voting stock of the Registrant, there are or will be 7,202,017 outstanding shares of common stock of the Registrant as a result of the foregoing.

          A copy of the Plan, including any material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See
Item 7.

     (b) The following table contains information regarding share holdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the completion of the Plan, to wit:

                                                              Amount and Nature   Percent
                                                                 of Beneficial       of
Name                                    Title                      Ownership        Class


Jeffrey Olweean ....................   President and Director        1,452,900      20.7%

Nicole Leigh .......................   Vice President and Director   1,452,900      20.7%

Barbara Fytton* ....................   Director                      2,809,800      39.0%

Jenson Services, Inc. ..............   Stockholder                     636,350       8.8%

All directors and executive officers
as a group (3) .....................                                                80.0%

* Barbara Fytton and Francis Fytton (see the heading "Management", below) and are mother and son, respectively. Francis Fytton is the owner of 100,000 shares and they could both be considered beneficial owners of the shares owned by the other.

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and the IAC Stockholders, and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of IAC; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined in his good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in IAC prior to the completion of the Plan.

         (b) The Registrant, intends to continue the business operations formerly conducted by IAC, which are described below under the caption Business.

                                    Business

     The Registrant, having purchased the assets of IAC ("The Internet Advisory Corporation") is engaged in the business of providing web site programming and web hosting to small, medium and large size companies.


                                   Management

    Names         Title or Position                    Ages

Jeffrey Olweean   President and Director               35
Nicole Leigh      Vice President and Director          26
Barbara Fytton    Director                             69
Francis Fytton    Technical Coordinator                45

Resumes

Jeffrey Olweean. President. Mr. Olweean has been involved in the stock market and computer industry for the past 12 years. Past experience includes raising financing for various companies, both private and public, and overseeing the implementation of business plans for public companies and stock trading. Mr. Olweean graduated with honors from Michigan State University in 1986 and has been involved in the financial business arena since.

Nicole Leigh. Executive Vice President. For the past four years, Ms. Leigh has handled broker and investor relations for various public corporations, including the research and production of newsletters, press releases and general advertising for the investor relations firm of Chez Inc. Prior experience includes Graphic Design and Internet Web site Design.

Barbara Fytton. Director. Company Director to Raymond Loewy International Ltd. in the UK, France and Switzerland for 18 years. Now currently Financial comptroller of both William White Switchgear Ltd, a UK defense contractor, and Ward Executive and Management Recruitment Company, based in the UK.

Francis Fytton. Technical Coordinator. Mr. Fytton has over 20 years experience in the computer industry commencing with Sperry Univac in London, England and then transferred to their Chicago office. He has been involved in all aspects of the computer industry, including network specialist with Xerox Corporation, Software Product Manager for Crowntek Networks and Product Manager with Microsoft Corporation. For the past three years, Mr. Fytton has owned and operated Internet Websites, acted as consultant and conducted seminsars throughout the U.S. and Canada for businesses wishing to utilize the Internet. Mr. Fytton is the son of Barbara Fytton.



                                  Risk Factors

Limited Operating History. The Registrant has only a limited operating history upon which an evaluation of the Registrant and its prospects can be based. Its prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. To address these risks, it must, among other things, respond to competitive developments. There can be no assurance that the Registrant will be successful in addressing such risks.

          Future Capital Requirements; Uncertainty of Future Funding. The Registrant presently has extremely limited operating capital. It will require substantial additional funding in order to realize its goals of commencing nationwide marketing of its products and services. Depending upon the growth of its business operations and the acceptance of its products and services, the Registrant will need to raise substantial additional funds through equity or debt financing, which may be very difficult for such a speculative enterprise. There can be no assurance that such additional funding will be made available to the Registrant, or if made available, that the terms thereof will be satisfactory to the Registrant. Furthermore, any equity funding will cause a substantial decrease in the proportional ownership interests of existing stockholders.

Governmental Regulation. The Registrant is not currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally.

          Limited Market for Common Stock; Limited Market for Shares. Any market price that may develop for shares of common stock of the Registrant is likely to be very volatile, and factors such as success or lack thereof in developing and marketing the Registrant's products and services, competition, governmental regulation and fluctuations in operating results may all have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Registrant's common stock in any market that may develop.

          Dilution. Dilution usually results from the substantially lower prices paid by insiders for their securities in a company when compared with the price being paid by other investors. Financial Statements of IAC and the Pro Forma Combined Balance Sheets and Statements of Operations of the Registrant and IAC, taking into account the completion of the Plan, and as described under Item 7 have not been completed to date.

          The  issuance  of  the  securities  to  the  IAC   Stockholders   will
substantially dilute the interest of other stockholders in the Registrant.

          Future Sales of Common Stock. There is presently a limited market for the shares of common stock of the Registrant. See the Risk Factor "Limited Market for Common Stock; Limited Market for Shares," above. There are presently 265,667 shares of common stock of the Registrant which are believed to be freely tradeable in the over-the-counter market. The sale of the securities by the Consultants could have a substantial adverse effect on any market which may develop in the Registrant's securities, and potential investors in the Registrant's securities should carefully weigh the present limited "public float" of the Registrant's securities. Future sales of securities by the

Board of Directors pursuant to Rule 144 of the Securities and Exchange Commission may also have an adverse impact on any market which may develop in the Registrant's securities. Presently, Rule 144 requires a one year holding period prior to public sale of "restricted securities" in accordance with this Rule; the Directors could each sell (i) an amount equal to 1% of the total outstanding securities of the Registrant in any three month period or (ii) the average weekly reported volume of trading in such securities on all national securities and exchanges or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice under Rule 144 (this computation is not available to OTC Bulletin Board companies), with the one year holding period to have commenced on June 22, 1998.

         Voting Control. By virtue of their collective ownership of approximately 80% of the Registrant's outstanding voting securities, the current Directors have the ability to elect all of the Registrant's directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Collectively, these persons may be deemed to have absolute control over the management and affairs of the Registrant.

          Dependence on Key Personnel. The Registrant's performance is substantially dependent on the performance of its executive officers and key employees. Given the Registrant's early stage of development, the Registrant is dependent on its ability to retain and motivate high quality personnel, especially its current management. The Registrant does not have a "key person" life insurance policy on any of its employees. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the business, operating results or financial condition of the Registrant.

          Dividends. The Registrant does not anticipate paying dividends on its common stock in the foreseeable future. Future dividends, if any, will depend upon the Registrant's earnings, if any, and subscribers who anticipate the need of cash dividends from their investment should refrain from the purchase of the Shares being offered hereby.

          Penny Stock. The Registrant's securities are deemed to be "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission; this designation may have an adverse effect on the development of any public market for the Registrant's shares of common stock or, if such a market develops, its continuation, as broker-dealers are required to personally determine whether an investment in the securities is suitable for customers prior to any solicitation of any offer to purchase these securities.

          Penny stocks are securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i) above); or (iv) of an issuer with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average annual revenues of less than $6,000,000 for the last three years.

          Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

          Further, Rule 15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for purchasers of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them.

     Indemnification of Directors, Officers, Employees and Agents. The Bylaws of the Registrant provide for indemnification to the fullest extent allowed under the Utah Revised Business Corporation Act. Generally, under this Act, a corporation has the power to indemnify any person who is made a party to any civil, criminal, administrative or investigative proceeding, other than action by or any right of the corporation, by reason of the fact that such person was a director, officer, employee or agent of the corporation, against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement of any such actions; provided, however, in any criminal proceeding, the indemnified person shall have had no reason to believe the conduct committed was unlawful. It is the position of the Securities and Exchange Commission that indemnification against liabilities for violations of the federal securities laws, rules and regulations is against public policy.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         There has been no change in the Registrant's certifying accountant during the past two years.

         On completion of the Plan with IAC, the new directors and executive officers intend to engaged Mantyla, McReynolds and Associates of Salt Lake City, Utah, to audit the financial statements of the IAC and consolidated pro-forma's of the Registrant and IAC.

Item 5.  Other Events.

         See Item 1.

Item 6.  Resignations of Directors and Executive Officers.

     As a result of the completion of the Plan, Ernest Psarras, Terry Hardman and Quinton Hamilton resigned as directors and executive officers of the Registrant, and designated, in seriatim, the directors and executive officers of IAC to serve in their same capacities in which they served under IAC, until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignations or terminations. See
Item 1(a).

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

         Audited Financial Statements are being prepared and will be filed as an amendment to this Form 8-K within 75 days of the date hereof.

         (b)  Pro Forma Financial Information.

     Combined Balance Sheets, Combined Statements of Operations of Olympus and IAC are being prepared and will be filed within 75 days of the date hereof.

            Exhibits.

                                                                     Exhibit
Description of Exhibits                                              Number

Agreement and Plan of Reorganization                                    2
     (A)  Stockholders of The Internet Advisory Corporation
     (B)  Assets and liabilities of The Internet Advisory Corporation
     (C) Olympus M.T.M. Corporation Audited Financial Statements for the periods ended November 30, 1997 and 1996
     (D)  Stock issued to Jenson Services, Inc.
     (E) The Internet Advisory Corporationm Unaudited Balance Sheet for the period ended March 31 1998
     (F)  Exceptions
     (G)  Investment Letter
     (H) Certificate of Officer Pursuant to Agreement and Plan of Reorganization - Olympus M.T.M.
     (I) Certificate of Officer Pursuant to Agreement and Plan of Reorganization - The Internet Advisory Corporation

Documents Incorporated by Reference*

10-KSB Annual Report for the year ended December 31, 1997.

10-QSB Quarterly Report for the quarter ended May 31, 1997.

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      OLYMPUS M.T.M. CORPORATION

Date:    7-2-98                                       By: /S/ JEFFREY OLWEEAN
         ---------                                    --------------------------
                                                      Jefffrey Olweean
                                                      President and Director

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT ("Plan") is made this __22_ day of June, 1998, among Olympus M.T.M. Corporation, a Utah corporation ("Olympus" or the "Company"); The Internet Advisory Corporation, a Florida corporation ("IAC") and the stockholders of IAC who are listed on Exhibit A hereto (the "IAC Stockholders").

                              W I T N E S S E T H:

                                    RECITALS

     WHEREAS, the respective Boards of Directors of Olympus and IAC and the IAC Stockholders have adopted resolutions pursuant to which Olympus shall acquire and IAC shall exchange the assets and liabilities described in Exhibit B hereof (hereinafter, respectively, the "Assets" or the "Liabilities"), which is incorporated herein by reference; and

     WHEREAS, the sole consideration for the Assets shall be the exchange of 6,000,000 "unregistered" and "restricted" shares of $0.001 par value common stock of Olympus, and the assumption of the Liabilities; and

     WHEREAS, the IAC Stockholders shall acquire in exchange such shares of the Company in a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                    Section 1

                         Purchase and Sale of the Assets

     1.1 Purchase and Sale. Olympus hereby agrees to acquire and IAC hereby agrees to exchange the Assets owned by IAC as of May 31, 1998.

     1.2 Consideration for the Assets. The consideration paid for the Assets shall consist solely of 6,000,000 "unregistered" and "restricted" shares of $0.001 par value common stock of Olympus to be issued in exchange therefor, and the assumption of the Liabilities..

     1.3 Delivery of Shares. Upon the execution and delivery by IAC of an assignment or assignments and other instruments required or necessary to transfer the Assets to Olympus, Olympus shall deliver one stock certificate or certificates to each of the IAC Stockholders in the amount set opposite their respective names as listed on Exhibit A hereto representing 6,000,000
"unregistered" and "restricted" shares of common stock of Olympus in the aggregate.

     1.4 Further Assurances. At the Closing and from time to time thereafter, IAC shall execute such additional instruments and take such other action as Olympus may request in order to exchange and transfer clear title and ownership in the Assets to Olympus.

     1.5 Resignation of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present directors and executive officers of Olympus shall resign, in seriatim, and designate the directors and executive officers nominated by IAC to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Olympus , and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Jeffrey Olweean, President and Director; Nicole Leigh, Executive Vice President and Director; and Barbara Fytton, Director.

     1.6 Change of Name. Subsequent to the Closing of this Agreement, the Company shall adopt such resolutions as necessary for the preparation and mailing to stockholders of an Information Statement for the purpose of amending the Company's Articles of Incorporation to change the name of the Company to "The Internet Advisory Corporation."

     1.7 Closing. The Plan will be deemed to be closed on receipt of the signatures of IAC Stockholders holding 80% of the current outstanding shares of IAC.

                                    Section 2

                                     Closing

     The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Plan, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                    Section 3

Representations and Warranties of Olympus

     Olympus   represents   and  warrants  to,  and  covenants   with,  the  IAC
Stockholders and IAC as follows:

     3.1 Corporate Status. Olympus is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and is licensed or qualified as a foreign corporation in all states in which the nature of Olympus' business or the character or ownership of Olympus properties makes such licensing or qualification necessary (Utah only.) Olympus is a publicly held company, having previously and lawfully offered and sold a portion of Olympus securities in accordance with applicable federal and state securities laws, rules and regulations. There is presently no established public market for these or any other securities of Olympus, though Olympus has a Symbol on the OTC Bulletin Board of "OMTM."

     3.2 Capitalization. The authorized capital stock of Olympus consists of 50,000,000 shares of one mill ($0.001) par value common voting stock, of which 1,202,017 shares are issued and outstanding, all fully paid and non-assessable. Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common stock of Olympus.

     3.3 Financial Statements. The financial statements of Olympus furnished to the IAC Stockholders and IAC, consisting of audited financial statements for the years ended November 30, 1997 and 1996, attached hereto as Exhibit C, and unaudited balance sheet and statement of operations for the three months ended February 28, 1998, attached hereto as Exhibit C-1 and incorporated herein by reference, are correct and fairly present the financial condition of Olympus at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit D, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     3.4 Undisclosed Liabilities. Olympus has no liabilities of any nature except to the extent reflected or reserved against in Olympus balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D.

     3.5 Interim Changes. Since the date of Olympus balance sheets, except as set forth in Exhibit D, there have been no (1) changes in financial condition, assets, liabilities or business of Olympus which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of Olympus, payments of any dividend or other distribution in respect of any class of stock of Olympus, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to Olympus employees.

     3.6 Title to Property. Olympus has good and marketable title to all properties and assets, real and personal, reflected in Olympus balance sheets, and the properties and assets of Olympus are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit D, with respect to which no default exists.

     3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of Olympus, threatened, against or relating to Olympus, Olympus properties or business, except as set forth in Exhibit D. Further, no officer, director or person who may be deemed to be an affiliate of Olympus is party to any material legal proceeding which could have an adverse effect on Olympus (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to Olympus.

     3.8 Books and Records. From the date of this Plan to the Closing, Olympus will (1) give to the IAC Stockholders and IAC or their respective representatives full access during normal business hours to all of Olympus offices, books, records, contracts and other corporate documents and properties so that the IAC Stockholders and IAC or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of Olympus as the IAC Stockholders and IAC or their respective representatives may reasonably request.

     3.9 Tax Returns. Olympus has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

     3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), Olympus and Olympus representatives will keep confidential any information which they obtain from the IAC Stockholders or from IAC concerning the properties, assets and business of IAC. If the transactions contemplated by this Plan are not consummated by June 30, 1998, Olympus will return to IAC all written matter with respect to IAC obtained by Olympus in connection with the negotiation or consummation of this Plan.

     3.11 Corporate Authority. Olympus has full corporate power and authority to enter into this Plan and to carry out Olympus obligations hereunder and will deliver to the IAC Stockholders and IAC or their respective representatives at the Closing a certified copy of resolutions of Olympus Board of Directors authorizing execution of this Plan by Olympus officers and performance thereunder, and the directors adopting and delivering such resolutions are the duly elected and incumbent director of Olympus.

     3.12 Due Authorization. Execution of this Plan and performance by Olympus hereunder have been duly authorized by all requisite corporate action on the part of Olympus, and this Plan constitutes a valid and binding obligation of Olympus and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Olympus.

     3.13 Environmental Matters. Olympus has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Olympus or Olympus' predecessors. In addition, to the best knowledge of Olympus, there are no substances or conditions which may support a claim or cause of action against Olympus or any of Olympus' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

     3.14 Access to Information Regarding IAC. Olympus acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting IAC and IAC's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with Olympus' legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of IAC, and with the legal and accounting firms of IAC, with respect to such documentation; and that to the extent requested, all questions raised have been answered to Olympus' complete satisfaction.

                                    Section 4

Representations, Warranties and Covenants of IAC and the IAC Stockholders

     IAC and the IAC Stockholders represent and warrant to, and covenant with, Olympus as follows:

     4.1 Ownership. IAC owns the Assets, free and clear of any liens or encumbrances of any type or nature whatsoever, except the Liabilities, and IAC
has  full  right,   power  and   authority  to  convey   these  Assets   without
qualification.

     4.2 Condition of the Assets. At the time of Closing, the Assets shall be in good and marketable condition, suitable for the uses for which they were intended and, reasonable wear and tear excepted, shall be free of any material defect.

     4.3 Corporate Status. IAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of IAC's business or the character or ownership of IAC properties makes such licensing or qualification necessary.

     4.4 Corporate Authority. IAC has full corporate power and authority to enter into this Plan and to carry out IAC's obligations hereunder and will deliver to Olympus or Olympus' representatives at the Closing a certified copy of resolutions of IAC's Board of Directors authorizing execution of this Plan by IAC's officers and performance thereunder, and the directors adopting and delivering such resolutions are the duly elected and incumbent directors of IAC.

     4.5 Due Authorization. Execution of this Plan and performance by IAC hereunder have been duly authorized by all requisite corporate action on the part of IAC, and this Plan constitutes a valid and binding obligation of IAC and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of IAC.

     4.6 No Inventory. None of the Assets constitute inventory of IAC and the principal business of IAC is not the sale of merchandise from stock.

     4.7 Further Assurances of IAC. IAC will execute such assignment or assignments and will perform such other acts as will enable Olympus to take free and clear title to the Assets.

     4.8 Investment Intent. The IAC Stockholders are acquiring the shares to be exchanged and delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the IAC

Stockholders have no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the Olympus shares. The IAC Stockholders shall execute and deliver to Olympus on the Closing an Investment Letter attached hereto as Exhibit G and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of Olympus being received under the Plan in exchange for the IAC Shares, and receipt of certain material information regarding Olympus.

     4.9 Financial Statements. The financial statements of IAC furnished to Olympus, consisting of a balance sheet dated May 31, 1998, attached hereto as Exhibit E, and incorporated herein by reference, are correct and fairly present the financial condition of IAC as of the date and for the year involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit F, which is attached hereto and incorporated herein by reference. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     4.10 Confidentiality. Until the Closing (and continuously if there is no Closing), IAC, the IAC Stockholders and their representatives will keep confidential any information which they obtain from Olympus concerning Olympus' properties, assets and business. If the transactions contemplated by this Plan are not consummated by June 30, 1998, IAC and the IAC Stockholders will return to Olympus all written matter with respect to Olympus obtained by them in connection with the negotiation or consummation of this Plan.

     4.11 Environmental Matters. IAC has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of IAC or IAC's predecessors. In addition, to the best knowledge of IAC, there are no substances or conditions which may support a claim or cause of action against IAC or any of IAC's current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

     4.12 Access to Information Regarding Olympus. IAC and the IAC Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting Olympus and Olympus' present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of Olympus, and with the legal and accounting firms of Olympus, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                    Section 5

       Conditions Precedent to Obligations of IAC and the IAC Stockholders

     All obligations of IAC and the IAC Stockholders under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

     5.1 Representations and Warranties True at Closing. The representations and warranties of Olympus contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     5.2 Due Performance. Olympus shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

     5.3 Officers' Certificate. IAC and the IAC Stockholders shall have been furnished with a certificate signed by the President of Olympus, in such capacity, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of Olympus contained herein are true and correct; and (2) that since the date of the financial statements (Exhibits C and C-1 hereto), there has been no material adverse change in the financial condition, business or properties of Olympus, taken as a whole.

     5.4 Opinion of Counsel of Olympus. IAC and the IAC Stockholders shall have received an opinion of counsel for Olympus, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and 3.11 are correct;
(2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of Olympus to be issued to the IAC Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

     5.5 Assets and Liabilities of Olympus. Unless otherwise agreed, Olympus shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

     5.6 Resignation of Directors and Executive Officers and Designation of New Directors and Executive Officers. The present directors and executive officers of Olympus shall resign, and shall have designated nominees of IAC as outlined in Section 1.6 hereof as directors and executive officers of Olympus to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of Olympus, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

     5.7 Name Change of Olympus. Subsequent to the Closing of this Agreement, the Company shall adopt such resolutions as necessary for the preparation and mailing to stockholders of an Information Statement for the purpose of amending the Company's Articles of Incorporation to change the name of the Company to "The Internet Advisory Corporation."

                                    Section 6

Conditions Precedent to Obligations of Olympus

     All obligations of Olympus under this Plan are subject, at Olympus' option, to the fulfillment, before or at the Closing, of each of the following conditions:

     6.1 Representations and Warranties True at Closing. The representations and warranties of IAC and the IAC Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

     6.2 Due Performance. IAC and the IAC Stockholders shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

     6.3 Officers' Certificate. Olympus shall have been furnished with a certificate signed by the President of IAC, in such capacity, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of IAC and the IAC Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of IAC, taken as a whole.

     6.4 Books and Records. The IAC Stockholders or the Board of Directors of IAC shall have caused IAC to make available all books and records of IAC, including minute books and stock transfer records; provided, however, only to the extent requested in writing by Olympus at Closing.

                                    Section 7

                                   Termination

     Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the sole director of Olympus or IAC and the IAC Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the sole director of Olympus or IAC and the IAC Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                    Section 8

                               General Provisions

     8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

     8.2 Waiver. Any failure on the part of any party hereto to comply with any of Olympus obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

     8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

                           If to Olympus:     5525 South 900 East, Suite 110
                                              Salt Lake City, Utah 84117

                           With a copy to:    Leonard W. Burningham, Esq.
                                              Suite 205 Hermes Building
                                              455 East 500 South Street
                                              Salt Lake City, Utah 84111

                           If to IAC:         2455 East Sunrise Blvd., Suite 401
                                              Ft. Lauderdale, Florida 33304

     8.5 No Reverse Split. All stockholders of Olympus, including those to receive shares pursuant to Section 1.5 hereof, shall be protected against any reverse split that occurs in the reorganized company for a period of two years following Closing, and in the event of any such reverse split, such stockholders shall be entitled to have the reorganized company issue them additional shares to increase their respective stock holdings as though such reverse split had never been effected.

     8.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, including the

Letter of Intent dated April 24, 1998, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     8.6 Headings. The section and subsection headings in this Plan are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Plan.

     8.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Utah, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

     8.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of Olympus' rights under this Plan without the prior written consent of the other parties shall be void.

     8.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

     IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                                                     OLYMPUS M.T.M. CORPORATION


Date:    6-22-98                                     By  /S/ Ernest C. Psarras
                                                  Ernest C. Psarras, President


                                                     THE INTERNET ADVISORY
                                                      CORPORATION


Date:    6-19-98                                     By   /S/ Jeffrey A. Olweean
                                                   Jeffrey A. Olweean, President

                                IAC STOCKHOLDERS:


Date: 6-19-98                                             /S/ Jeffrey A. Olweean
                                                            Jeffrey Alan Olweean

Date: 6-21-98                                             /S/ Nicole Leigh
                                                            Nicole Leigh

Date: 6-22-98                                             /S/ Francis Fytton
                                                            Francis Fytton

Date: 6-20-98                                             /S/ Barbra Fytton
                                                            Barbara Fytton

                                                              E.S.O.P.

Date: 6-19-98                                        By /S/ Jeffrey A. Olweean


Date:___________________________.                    ___________________________
                                                       Steve Sperber


Date: ___________________________.                   ___________________________
                                                       Santiago Alfonso


Date: ___________________________.                   ___________________________
                                                       Umesh Ashvin Dave

                                                       ADVANCED MANAGEMENT
                                                       SCIENCES, INC.

Date: ___________________________.                   By_________________________


Date: ___________________________.                   ___________________________
                                                       John A. Palmer, Jr.


Date: ___________________________.                   ___________________________
                                                       Vince Pilletteri

Date: __________________________.                    ___________________________
                                                       Kathy Pilletteri


Date: __________________________.                    ___________________________
                                                       William J. Breslin


Date: __________________________.                    ___________________________
                                                       Alan Olweean


Date: __________________________.                    ___________________________
                                                       Pamela Olweean


Date: __________________________.                    ___________________________
                                                       Phyllis K. Payne

                       UNANIMOUS CONSENT OF THE DIRECTORS

                         AND ALL OF THE STOCKHOLDERS OF

                        THE INTERNET ADVISORY CORPORATION


         The undersigned, being all of the duly elected and incumbent directors of The Internet Advisory Corporation, a Florida corporation (the "The Company"), and all of the stockholders of the Company acting pursuant to Section 607.0821 and 607.0704 of the Florida Business Corporation Act, do hereby unanimously consent to and adopt the following resolutions, effective the latest date hereof unless indicated otherwise, to-wit:

RESOLVED, that the Company exchange the assets described in Exhibit B to the Plan referred to below in consideration of the exchange of 6,000,000 "unregisted" and "restricted" shares of the $0.001 mill par value common stock of Olympus M.T.M. Corporation, a Utah corporation ("Olympus"), pursuant to an Agreement and Plan of Reorganization (the "Plan") between the Company, all of its stockholders and Olympus, and the assumption by Olympus of the liabilities listed in Exhibit B to the Plan;

FUTHER, RESOLVED, that in the good faith judgment of the directors and all of the stockholders, the Plan is fair, just and equitable, and in the best interest of the Company and its stockholders; and

FURTHER, RESOLVED, that the executive officers of the Company be and they hereby are authorized and directed to execute and deliver the Plan and all other documents required or deemed necessary to complete the Plan for and on behalf of the Company pursuant to which Olympus shall acquire the assets described in Exhibit B to the Plan and assume the liabilities described in Exhibit B to the Plan in exchange for such shares of Olympus in a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, with the understanding that no tax opinion has been given by Olympus or its counsel.

Date: 6-19-98                               /S/ Jeffrey Olweean

Date: 6-21-98                               /S/ Nicole Leigh

Date: 6-20-98                               /S/ Barbara Fytton

                    MINUTES OF THE BOARD OF DIRECTORS MEETING

                                       FOR


                           OLYMPUS M.T.M. CORPORATION

DATE: JUNE 22, 1998
PLACE: VIA TELE-CONFERENCE, pursuant to Section 3.06 of the Company's Bylaws, as adopted on July 23, 1996

BOARD MEMBERS PRESENT:

                  ERNST C. PSARRAS          PRESIDENT AND DIRECTOR
                  TERRY HARDMAN             VICE PRESIDENT AND DIRECTOR

         ALSO PRESENT WAS BRANDEN T. BURNINGHAM, ESQ.

         Each undersigned director waives notice of the meeting and constituting a quorom, vote as follows:

                  RESOLVED, that the Company exchange the assets of The Internet Advisory Corporation, a Florida corporation ("IAC") described in Exhibit B in consideration of the issuance of 6,000,000 "unregistered" and "restricted" shares of the $0.001 mill par value common stock of the Company, and assume the liabilities of IAC described in Exhibit B of the Agreement and Plan of Reorganization (the "Plan") between the Company, IAC and the IAC Stockholders, presented to a meeting of the Board of Directors;

                  FURTHER, RESOLVED, that in the good faith judgment of the directors, the acquisition of the assets listed in Exhibit B and the assumption of the liabilities listed in Exhibit B as contemplated by the Plan is fair, just and equitable, and in the best interest of the stockholders of the Company;

                  FURTHER, RESOLVED, that such shares, when issued, be deemed validly issued, fully paid and non-assessable;

                  FURTHER, RESOLVED, that the delivery of such shares be subject to the execution and delivery of an Investment Letter by each stockholder of IAC; the execution and delivery of the Plan by each such stockholder who is party to the Plan and IAC; and compliance by IAC and its stockholders with all of the terms and provisions thereof prior to Closing;

                  FURTHER, RESOLVED, that the officers of the Company be and they hereby are authorized and directed to execute and deliver the Plan and all other documents required or deemed necessary to complete the Plan for and on behalf of the Company pursuant to which the Company shall acquire the assets and assume the liabilities described in Exhibit B to the Plan in exchange for shares of the Company in a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended;

                  FURTHER, RESOLVED, that on Closing, the following persons nominated by the Board of Directors of IAC be designated as the directors of the Company, to serve until the next annual meeting of the stockholders and until their successors are elected and qualify, or until his or her earlier resignation or termination: Jeffrey Olweean, Nicole Leigh and Barbara Fytton;

                  FURTHER,   RESOLVED,   that  Jeffrey  Olweean  be  elected  as
                  President, and Nicole Leigh be elected as Executive Vice President and Secretary; and

                  FURTHER, RESOLVED, if the Plan is completed as contemplated, the Company accept the resignations, in seriatim, of Ernest C. Psarras, Terry Hardman and Quinton Hamilton effective on the Closing.



Date: 6-22-98                                              /S/ Ernest C. Psarras
                                                            Ernest C. Psarras

Date: 6-22-98                                              /S/ Terry Hardman
                                                            Terry Hardman

                                    EXHIBIT A

                STOCKHOLDERS OF THE INTERNET ADVISORY CORPORATION


                                               Number of Shares of
                                 Number of Shares   Olympus
                                    Owned of         to be
Name and Address                       IAC    Received in Exchange

Jeffrey Alan Olweean .............   1,452,900       1,452,900
3850 Galt Ocean Drive, #706
Ft. Lauderdale, FL 33308

Nicole Leigh .....................   1,452,900       1,452,900
215 NE 23rd St., #W309
Wilton Manors, FL 33305

Francis Fytton ...................     100,000         100,000
150 NE 15th Ave., #1345
Ft. Lauderdale, FL 33301

Barbara Fytton ...................   2,809,80        2,809,800
4 Cavendish Court
Cardigan Road
Richmond, Surrey TW106BL
England

E.S.O.P ..........................     100,000         100,000
2455 E. Sunrise blvd., #401
Ft. Lauderdale, FL 33304

Steve Sperber ....................      30,000          30,000
5980 NW 64th Ave., #101
Tamarac, FL 33319

Santiago Alfonso .................      15,000          15,000
2659 W. Okeechobee Rd., Lot B-29
Hialeah, FL 333010

Umesh Ashvin Dave ................       5,000           5,000
67 Forest Circle
Cooper City, FL 33026

Advanced Management Sciences, Inc.      16,000          16,000
200 E. 10th St., #717
New York, NY 10003

John A. Palmer, Jr ...............       5,000           5,000
3422 E. Randolph Rd ..............
Coolidge, AZ 85228

Vince & Kathy Pilletteri .........       4,000           4,000
4122 Apple Bluff Drive
Kalamazoo, MI 49006

William J. Breslin ...............       5,400           5,400
1764 NW 88th Way
Coral Springs, FL 33071

Alan & Pamela Olweean ............       2,000           2,000
37775 Oakwood Meadows
Westland, MI 48185

Phyllis K. Payne .................       2,000           2,000
Box 72
Rockport, IL 62370 ...............     _______         _______

                                     6,000,000       6,000,000

                                    EXHIBIT B

                            ASSETS AND LIABILITIES OF

                        THE INTERNET ADVISORY CORPORATION

                         INTERNET ADVISORY CORPORATION



ESTIMATED CURRENT VALUE (ASSETS BASIS) ..........   $  125,000

CURRENT ASSETS ..................................       50,000

CAPITAL ASSETS ..................................      300,000

SOFTWARE SYSTEMS

         WEB SERVER .............................      300,000

         TRAVEL AGENCY SYSTEM ...................      300,000

         PARALLEL SPECIAL SYSTEMS ...............      100,000
         (FINANCIAL SERVICES, AUTO DEALERS, ETC.)

CUSTOMER LEADS & MAILING LISTS
(APPROXIMATELY 11 MILLION @$.07) .................     770,000

INTERNET DEVELOPMENT, MARKETING &
OPERATING SYSTEM ................................    1,000,000


                  TOTAL VALUE ...................   $2,645,000

                         INTERNET ADVISORY CORPORATION

INTIAL CAPITALIZATION

         CASH .................................   $ 20,000

         COMPUTER HARDWARE ....................     12,000

         OFFICE FURNITURE & FIXTURES ..........      5,985

         COMPUTER SOFTWARE

                  WEB SERVER SYSTEM ...........     30,000

                  TRAVEL AGENCY SYSTEM ........    100,000

         INTERNET DEVELOPMENT, MARKETING &
           OPERATING SYSTEM ...................    100,000

         CUSTOMER LEADS & MAILING LISTS
            (APPROXIMATELY 1.3 MILLION @ $.07)      91,000

                           TOTAL CAPITALIZATION   $358,985

JENSON SERVICES
5525 S. 900 E. #110
SALT LAKE CITY, UT
84117


ATTN: JEFF JENSON

AS PER YOUR REQUEST: AS OF MAY 11, 1998 OUR LIABILITIES WERE AS FOLLOWS:

$2992.58 FOR THE CURRENT MONTH OF JUNE RENT, (TOTAL 5 YEAR LEASE
STARTED MARCH 1, 1998, INCLUDING JUNE, TOTAL LEASE OBLIGATIONS WERE 55 X 2992.58= $164591.90)

$2513 PHONE BILL FOR MONTH OF MAY.


TO THE BEST OF MY KNOWLEDGE, THESE ARE OUR LIABILITIES.

                           THANKS,

                           /S/ JEFFREY A. OLWEEAN
                           JEFFREY A. OLWEEAN

                                    EXHIBIT C

                           OLYMPUS M.T.M. CORPORATION

                          AUDITED FINANCIAL STATEMENTS

                              FOR THE PERIODS ENDED

                           NOVEMBER 30, 1997 AND 1996

                           Olympus M.T.M. Corporation
                          [A Development Stage Company]
                              Financial Statements
                                November 30, 1997

                       [With Independent Auditors' Report]

                           Olympus M.T.M. Corporation
                          [A Development Stage Company]





                                TABLE OF CONTENTS



                                                                            Page

         Independent Auditors' Report. . . . . . . . . . . . . . . . . . .    1


         Balance Sheet - November 30, 1997 . . . . . . . . . . . .  . . . .   2


         Statements of Operations for the
         years ended November 30, 1997 and
         November 30, 1996 . . . . . . . . . . . . . . . . . . . .  . . . .   3


         Statements of Stockholders' Deficit for
         the years ended November 30, 1997 and
         November 30, 1996 . . . . . . . . . . . . . . . . . . . .  . . . .   4


         Statements of Cash Flows for the
         years ended November 30, 1997 and
         November 30, 1996 . . . . . . . . . . . . . . . . . . . . . . . .    5


         Notes to Financial Statements . . . . . . . . . . . . . . . . . . . 6-7

                          Independent Auditors' Report


The Board of Directors and Shareholders
Olympus M.T.M. Corporation
[A Development Stage Company]:


We have audited the accompanying balance sheet of Olympus M.T.M. Corporation [a development stage company] as of November 30, 1997, and the related statements of operations, stockholders' deficit, and cash flows for the years ended November 30, 1997 and November 30, 1996 and for the period from reactivation [December 1, 1995] through November 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Olympus M.T.M. Corporation as of November 30, 1997, and the results of its operations and its cash flows for the years ended November 30, 1997 and November 30, 1996 and for the period from reactivation [December 1, 1995] through November 30, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Olympus M.T.M. Corporation will continue as a going concern. As discussed in note 2 to the financial statements, the Company has accumulated losses from operations, has no assets, and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

                                                MANTYLA, McREYNOLDS & ASSOCIATES
Salt Lake City, Utah
February 2, 1998




                           Olympus M.T.M. Corporation
                          [A Development Stage Company]
                                  Balance Sheet
                                November 30, 1997





                                     ASSETS
Assets .....................................................................   $    -0-

         Total Assets ......................................................   $    -0-





                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities:
         Current Liabilities ...............................................   $       100
         Payable to Shareholder ............................................         3,827
                                                                                       ---

                  Total Liabilities ........................................         3,927

Stockholders' Deficit: (Note 4)
         Common stock, $.001 par value;
          authorized 50,000,000 shares; issued
          and outstanding 902,017 shares ...................................           902
         Additional paid in capital ........................................     3,055,039
         Accumulated deficit ...............................................    (3,059,868)
                                                                               -----------
                  Total Stockholders' Deficit ..............................        (3,927)

                           Total Liabilities and
                             Stockholders' Deficit .........................   $    -0-







                 See accompanying notes to financial statements



                           Olympus M.T.M. Corporation
                          [A Development Stage Company]
                            Statements of Operations
        For the Years Ended November 30, 1997 and November 30, 1996, and
  For the Period from Reactivation [December 1, 1995] through November 30, 1997



                                                                                           For the Period
                                     For the Year Ended       For the Year Ended        from Reactivation to
                                     November 30, 1997        November 30, 1996           November 30, 1997

Revenues                            $                 -0-     $           -0-           $          -0-


Expenses                                           2,325               1,666                       3,991
                                    ---------------------     ----------------          ----------------


Loss Before Income Tax                            (2,325)             (1,666)                    (3,991)


Income taxes- notes A & C                            100                  472                        572
                                    ---------------------      ----------------         ----------------


Net Loss                            $             (2,425)       $      (2,138)           $       (4,563)
                                     ====================      ================           ==============


Net Loss Per Share                  $               (.01)     $         (.01)             $         (.01)
                                     ====================      ================          ================

Weighted Average
  Shares Outstanding                             848,988              265,667                    557,328
                                      ===================      ===============           ================
















                 See accompanying notes to financial statements




                           Olympus M.T.M. Corporation
                          [A Development Stage Company]
                       Statements of Stockholders' Deficit
  For the Period from Reactivation [December 1, 1995] through November 30, 1997

                                                                                                     Deficit
                                                                                                   Accumulated
                                                                               Additional            During                Total
                                          Number of           Common             Paid-in           Development         Stockholders'
                                           Shares              Stock             Capital              Stage               Deficit
                                     ------------------ ------------------ ------------------ -------------------- -----------------
Balance, November 30, 1995                  39,800,080  $          39,800  $        3,015,505 $        (3,055,305) $             -0-
Reverse Split 1 for 150                    (39,534,413)           (39,534)            39,534
Net loss for the year ended
November 30, 1996                                                                                          (2,138)           (2,138)
                                     ------------------ ------------------ ------------------ -------------------- -----------------
Balance, November 30, 1996                      265,667                266          3,055,039          (3,057,443)           (2,138)
                                     ------------------ ------------------ ------------------ -------------------- -----------------
Issuance of stock for debt                      636,350                636                                                      636
                                     ------------------ ------------------ ------------------ -------------------- -----------------
Net loss for the year ended
November 30, 1997                                                                                          (2,425)           (2,425)
                                     ------------------ ------------------ ------------------ -------------------- -----------------
Balance, November 30, 1997                      902,017 $              902    $     3,055,039   $      (3,059,868) $         (3,927)
                                     ================== ================== ================== ==================== =================






















                 See accompanying notes to financial statements




                                            Olympus M.T.M. Corporation
                                           [A Development Stage Company]
                                             Statements of Cash Flows
                                For the Years Ended November 30, 1997 and 1996, and
                   For the Period from Reactivation [December 1, 1995] through November 30, 1997

                                                                                                                   For the Period
                                                                 For the Year Ended         For the Year Ended  from Reactivation to
                                                                 November 30, 1997          November 30, 1996    November 30, 1997

Cash Flows From Operating Activities

Net Loss ........................................................$(2,425)                  $          (2,138   $            (4,563)

Adjustments to reconcile net income to net
cash used by operating activities:
         Increase/(decrease) in:
                  Accounts payable ..............................  2,425                               2,038                 4,463
                  Income taxes payable ...........................   -0-                                 100                   100
                                                                  -------                   -----------------   -------------------

Net Cash Used For Operating Activities ...........................   -0-                                 -0-                   -0-
                                                                  -------                   -----------------   --------------------

Net Increase (Decrease)  in Cash .................................   -0-                                 -0-                   -0-

Beginning Cash Balance ...........................................   -0-                                 -0-                   -0-
                                                                  -------                   -----------------   -------------------
Ending Cash Balance .............................................$   -0-                   $             -0-    $              -0-
                                                                  =======                   =================   ====================

Supplemental Disclosure of Cash Flow Information:

Cash paid for the period for interest .......................... $   -0-                   $             -0-    $              -0-
Cash paid for the period for income taxes ...................... $   -0-                   $             -0-    $              -0-




Supplemental Disclosure of Non-Cash Transactions

The Company issued stock to a shareholder as consideration for partial reduction of an amount due to the shareholder(see note 4).




                 See accompanying notes to financial statements

                           Olympus M.T.M. Corporation
                          Notes to Financial Statements
                                November 30, 1997


Note 1            Organization and Summary of Significant Accounting Policies
                  -----------------------------------------------------------

          (a) Organization

          Olympus M.T.M. Corporation [Company] incorporated under the laws of the State of Utah on September 21, 1981. The Company was involuntarily dissolved by the State of Utah on December 1, 1995, for failure to file an annual report. Prior to the involuntary dissolution, the Company was principally involved in investing in mineral leases. On July 31, 1996, the Company was reinstated by the State of Utah.

          Olympus M. T. M. Corporation, a development stage company, has yet to commence its planned principal operations and has essentially been dormant for several years

          (b) Income Taxes

          Effective December 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], "Accounting for Income Taxes." The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The cumulative effect of this change in accounting for income taxes as of November 30, 1997 is $0 due to the valuation allowance established as described below.

          (c) Net Loss Per Common Share

          Net loss per common share is based on the weighted average number of shares outstanding. The weighted average number of shares outstanding is presented on a post-split basis for the statement of operations. See note 4.

          (d) Use of Estimates in Preparation of Financial Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (e) Statement of Cash Flows

          For purposes of the statements of cash flows, the Company considers cash on deposit in the bank to be cash. The Company has $0 cash at November 30, 1997.

Note 2 Liquidity

          The Company has accumulated losses through November 30, 1997 amounting to $3,059,868, has no assets, has no working capital at November 30, 1997, and does not anticipate generating sufficient cash flows from operations to meet the Company's cash requirements. These factors raise substantial doubt about the Company's ability to continue as a going concern.

          Management plans include seeking a well-capitalized merger candidate to commence its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Note 3            Income Taxes

          The Company adopted Statement No. 109 as of December 1, 1993. Prior years' financial statements have not been restated to apply the provisions of Statement No. 109. No provision has been made in the financial statements for income taxes because the Company has accumulated substantial losses from operations.

          The tax effects of temporary differences that give rise to significant portions of the deferred tax asset at November 30, 1997 have no impact on the financial position of the Company. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. Because of the lack of taxable earnings history, the Company has established a valuation allowance for all future deductible temporary differences.


Note 4            Common Stock

          Effective August 20, 1996, the Company enacted a 1 for 150 reverse split of the 39,800,080 outstanding shares of common stock, while retaining the present authorized capital (50,000,000) and par value ($.001). Fractional shares were rounded to the nearest whole share. Any shareholder holding 100 or more pre-split shares retained a minimum of 100 post-split shares.

          On December 20, 1996 the Company issued 636,350 post-split shares of common stock to a shareholder, for expenses incurred by the Company but paid by the shareholder.

Note 5            Stockholder Loan

          A stockholder has paid expenses on behalf of the Company in the amount of $2,425 during the year ended November 30, 1997 and $2,038 during the year ended November 30, 1996. The Company has recorded a liability for these expenses to the stockholder. This liability was reduced by $636 with the stock transaction noted above. The unsecured loan bears no interest and is due on demand. EXHIBIT C-1

                           OLYMPUS M.T.M. CORPORATION

               UNAUDITED BALANCE SHEET AND STATEMENT OF OPERATIONS

                  FOR THE THREE MONTHS ENDED FEBRUARY 28, 1998


                            OLYMPUS M.T.M CORPORATION
                         [A Development Stage Company]
                                BALANCE SHEETS
                       February 28, 1998 and November 30, 1997

                                                                     2/28/98            11/30/97
                                                                 ----------------    ----------------
                                                                   [Unaudited]
                                     ASSETS

      Total Current Assets                                     $               0   $               0

                                                                 ----------------    ----------------
TOTAL ASSETS                                                   $               0   $               0
                                                                 ================    ================

                              LIABILITIES & EQUITY

LIABILITIES

      Current Liabilities
          Loans from stockholders                              $           4,522   $           3,827
          Accounts Payable                                                   100                 100
      Total Current Liabilities                                            4,622               3,927
                                                                 ----------------    ----------------

                                                                 ----------------    ----------------
TOTAL LIABILITIES                                                          4,622              3,927

                                     EQUITY
          Common Stock                                                       902                 902
          Paid-in Capital                                              3,055,039           3,055,039
          Accumulated Deficit                                         (3,060,563)         (3,059,868)
                                                                 ----------------    ----------------
TOTAL EQUITY                                                              (4,622)             (3,927)

                                                                 ----------------    ----------------
TOTAL LIABILITIES & EQUITY                                     $               0   $               0
                                                                 ================    ================



     NOTE TO FINANCIAL STATEMENTS: Interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the periods. The November 30, 1997 balance sheet has been derived from the audited financial statements. These interim financial statements conform with the requirements for interim financial statements and consequently do not include all the disclosures normally required by generally accepted accounting principles.


                           OLYMPUS M.T.M. CORPORATION
                         [A Development Stage Company]
                            STATEMENTS OF OPERATIONS
        For the Three month Period ending February 28, 1998 and 1997, and
For the Period from Reactivation [December 1, 1995] through February 28, 1998

                                                           Three Months      Three Months      For the Period
                                                               Ended            Ended       from Reactivation to
                                                              2/28/98          2/28/97            2/28/98
                                                         ---------------   ---------------     --------------
                                                            [Unaudited]      [Unaudited]        [Unaudited]
REVENUE
      Income                                            $          0       $         0    $         0
                                                           ----------         ----------    ----------
EXPENSES                                                         695             1,037          4,686
                                                           ----------         ----------     ----------
NET INCOME/(LOSS) BEFORE INCOME TAXES                  $        (695)      $    (1,037)  $     (4,686)

INCOME TAXES                                                       0                 0            572

NET LOSS                                                        (695)           (1,037)        (5,258)

NET LOSS PER SHARE                                     $       (0.01)      $     (0.01)  $      (0.01)
                                                           ==========         ==========     ==========

WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING                                                902,017           902,017         557,328
                                                           ==========         ==========     ==========


                           OLYMPUS M.T.M. CORPORATION
                         [A Development Stage Company]
                            STATEMENTS OF CASH FLOWS
        For the Three Month Periods Ended February 28, 1998 and 1997, and
 For the Period from Reactivation [December 1, 1995] through February 28, 1998

                                                        Three Months       Three Months      For the Period
                                                           Ended              Ended       from Reactivation to
                                                          02/28/98         02/28/97            2/28/98
                                                        -------------      ------------      ------------
                                                        [Unaudited]        [Unaudited]       [Unaudited]
Cash Flows Used For Operating Activities
----------------------------------------
  Net Loss                                             $    (695)          $  (1,307)     $    (5,258)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
    Increase/(Decrease) in loans from shareholder            695               1,307           (5,258)
                                                       ------------        ------------    ------------
      Net Cash Used For Operating Activities                   0                   0                0
                                                       ============        ============    ============

Cash Flows Provided by Financing Activities                    0                   0                0
-------------------------------------------

      Net Increase In Cash                                     0                   0                0

      Beginning Cash Balance                                   0                   0                0

      Ending Cash Balance                              $       0          $        0      $         0
                                                       ------------        ------------    ------------


                                    EXHIBIT D

     300,000 "unregistered" and "restricted" shares of the Company's common stock was issued to Jenson Services, Inc. on June 12, 1998.

                                    EXHIBIT E


                        THE INTERNET ADVISORY CORPORATION

                             UNAUDITED BALANCE SHEET

                              FOR THE PERIOD ENDED

                                 MARCH 31, 1998

                       THE INTERNET ADVISORY CORPORATION

                                 BALANCE SHEET

                                  MAY 31, 1998

ASSETS:

CASH .......................................   $ 68,996

ACCOUNTS RECEIVABLE ........................     12,000

                  TOTAL CURRENT ASSETS .....   $ 80,996

CAPITAL ASSETS

         HARDWARE ..........................                $ 37,129
         SOFTWARE
                  WEB SERVER ...............   $ 30,000
                  TRAVEL AGENCY PACKAGE ....   $100,000     $130,000

         FURNITURE .........................                $ 11,592

                  TOTAL CAPITAL ASSETS .....                $178,721

OTHER ASSETS
         MAILING (E-MAIL) LISTS ............                $ 91,000

         INTERNET MARKETING & DEVELOP SYSTEM                $100,000

                  TOTAL OTHER ASSETS .......                $191,000

                  TOTAL ASSETS .............                $450,717

STOCKHOLDERS' EQUITY

CAPITAL STOCK ..............................                $    100
PAID IN CAPITAL ............................                $368,885
RETAINED EARNINGS ..........................                $ 91,732

                  TOTAL STOCKHOLDERS' EQUITY                $450,717

                                    EXHIBIT F

                  None.

                                    EXHIBIT G



Olympus M.T.M. Corporation
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re: Exchange of Assets and Liabilities of The Internet Advisory Corporation, a Florida corporation ("IAC"), for shares of Olympus M.T.M. Corporation, a Utah corporation ("Olympus" or the "Company")

Dear Ladies and Gentlemen:

                  Pursuant to that certain Agreement and Plan of Reorganization (the "Plan") between the undersigned, IAC, the other stockholders of IAC and Olympus, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan and any and all material documents regarding the Company, including, but not limited to the 10-KSB Annual Report and 10-QSB Quarterly Reports of the Company filed with the Securities and Exchange Commission during the past twelve months. I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

                  I further understand that immediately prior to the completion of the Plan, Olympus had no assets and no liabilities, of any measurable value, and that in actuality, the completion of the Plan and the exchange of my shares of IAC for shares of Olympus results in a decrease in the actual percentage of ownership that my shares of IAC represented in IAC prior to the completion of the Plan.

                  I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, options or warrants, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company. I understand that the accountant for the Company is Mantyla, McReynolds & Associates, 5872 South 900 East, #250, Salt Lake City, Utah 84121, Telephone (801) 269-1818; and that legal counsel for
Olympus is Leonard W. Burningham, Esq., 455 East 500 South, #205, Salt Lake City, Utah 84111, Telephone (801) 363-7411. I further understand that, upon the completion of the Plan, no accountant, attorney, employee or consultant will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

                  I also understand that I must bear the economic risk of ownership of any of the Olympus shares for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

                  I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to IAC for use by Olympus as they are made to induce you to issue me the shares of Olympus under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

                  1. That the shares being acquired are being received for investment purposes and not with a view Toward further distribution;

                  2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

                  3. That I understand the meaning of "unregistered" shares and know that they are not freely tradeable;

                  4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

                  5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

                  6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being acquired except as may be pursuant to any applicable laws, rules and regulations;

                  7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

                  8. I also understand that without approval of counsel for Olympus, all shares of Olympus to be issued and delivered to me in exchange for my shares of IAC shall be represented by one certificate only and which such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

                  The shares, options or warrants of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

                  Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. Olympus will attempt to accommodate any stockholders' request where Olympus views the request is made for valid business or personal reasons so long as in the sole discretion of Olympus, the granting of the request will not facilitate a "public" distribution of unregistered shares of Olympus.

                  You are requested and instructed to issue a stock certificate as follows, to-wit:

                  --------------------------------------------------------

                  (Name(s) and Number of Shares)

                  --------------------------------------------------------
                  (Address)

                  --------------------------------------------------------
                  (City, State and Zip Code)

                  If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

                  Dated this ________ day of __________________________, 1998.

                                                     Very truly yours,
                                                     /S/ NICOLE LEIGH
                                                     /S/ BARBARA FYTTON
                                                     /S/ FRANCIS FYTTON
                                                     /S/ JEFFREY OLWEEAN

                                    EXHIBIT H


                       CERTIFICATE OF OFFICER PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION


                  The undersigned, the President of Olympus M.T.M. Corporation, a Utah corporation ("Olympus"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between Olympus and The Internet Advisory Corporation, a Florida corporation ("IAC"), and the IAC Stockholders, to-wit:

                  1. That the undersigned, Ernest C. Psarras, is the President of Olympus and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to IAC and the IAC Stockholders;

                  2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for Olympus regarding the Plan:

                    (i) All representations and warranties of Olympus contained within the Plan are true and correct;

                    (ii) Olympus has complied with all terms and provisions required of it pursuant to the Plan; and

                    (iii) There have been no material adverse changes in the financial position of Olympus as set forth in its financial statements for the ended November 30, 1997 and 1996, and February 28, 1998, except as set forth in Exhibit D to the Plan.
                                                    OLYMPUS M.T.M. CORPORATION


                                                    By /S/ ERNEST C. PSARRAS
                                                    Ernest C. Psarras, President

                                    EXHIBIT I


                       CERTIFICATE OF OFFICER PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION


                  The undersigned, the President of The Internet Advisory Corporation, a Florida corporation ("IAC"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between IAC, the IAC Stockholders and Olympus M.T.M. Corporation, a Utah corporation ("Olympus"), to-wit:

          1. That he is the President of IAC and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to Olympus;

          2. Based on his personal knowledge, information, belief:

               (i) All representations and warranties of IAC contained within the Plan are true and correct;

               (ii) IAC has complied with all terms and provisions required of it pursuant to the Plan; and

               (iii) There have been no material adverse changes in the financial position of IAC as set forth in its balance sheet dated March 31, 1998, except as set forth in Exhibit F to the Plan.


                                             THE INTERNET ADVISORY CORPORATION


                                             By /S/ JEFFREY OLWEEAN
                                             Jeffrey Olweean, President